UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2026

Apogee Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43226	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2106 House Ave Suite 375 Cheyenne, Wyoming	82001
(Address of principal executive offices)	(Zip Code)

(202) 854-0515

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one redeemable warrant, and one right to acquire one-fifth (1/5) of one Class A ordinary share	AACPU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AACP	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AACPW	The Nasdaq Stock Market LLC
Rights, each right to acquire one-fifth (1/5) of one Class A ordinary share	AACPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 22, 2026, Apogee Acquisition Corp (the “Company”) announced that the holders of the Company’s units sold in the Company’s initial public offering (the “Units”) may elect to separately trade the Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), warrants (the “Warrants”), and rights (the “Rights”) included in the Units, commencing on May 28, 2026. Each Unit consists of one Class A ordinary share, one redeemable Warrant, each Warrant entitling the holder thereof to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment and one Right, entitling the holder thereof to receive one-fifth of one Class A ordinary share upon the completion of an initial business combination. Any Units not separated will continue to trade on the Nasdaq Global Market (“Nasdaq”) under the symbol “AACPU”. Any underlying Class A ordinary shares, Warrants and Rights that are separated will trade on Nasdaq under the symbols “AACP”, “AACPW” and “AACPR”, respectively. Holders of Units will need to have their brokers contact Efficiency INC., the Company’s transfer agent, in order to separate the holders’ Units into Class A ordinary shares, Warrants and Rights.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated May 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ACQUISITION CORP

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Chief Executive Officer

Date: May 22, 2026

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